Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure
Income Taxes
The Company calculates its interim income tax provision by applying its best estimate of the annual expected effective tax rate to its ordinary year-to-date income or loss. The tax or benefit related to significant, unusual or extraordinary items that will be separately reported or reported net of their related tax effect are individually computed and recognized in the interim period in which those items occur.
The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in foreign jurisdictions, permanent and temporary differences as a result of differences between amounts measured and recognized in accordance with tax laws and financial accounting standards, and the likelihood of recovering deferred tax assets. The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained or as the tax environment changes. To the extent that the estimated annual effective tax rate changes during a quarter, the effect of the change on the prior quarters is included in the tax expense for the current quarter.
For the three months ended June 30, 2014, the Company recorded a tax provision of $83 million, which represented an effective tax rate of 37.2%. For the six months ended June 30, 2014, the Company recorded a tax provision of $157 million, which represented an effective tax rate of 37.5%. These rates differ from the U.S. federal income tax rate of 35.0% due primarily to state tax expense.
QVC is party to ongoing discussions with the Internal Revenue Service under the Compliance Assurance Process audit program. The Company files Federal tax returns on a consolidated basis with its parent company, Liberty. The Company, or one of its subsidiaries, files income tax returns in various states and foreign jurisdictions. As of June 30, 2014, the Company, or one of its subsidiaries, was under examination in California, Minnesota, New Jersey, New York, the City of New York and Pennsylvania, as well as in Germany, the U.K, and Italy.
The amounts of the tax-related balances due to Liberty at June 30, 2014 and December 31, 2013 were $22 million and $78 million, respectively, and were included in accrued liabilities in the accompanying condensed consolidated balance sheets.
The Company previously entered into a Tax Liability Allocation and Indemnification Agreement (the “Tax Agreement”) with Liberty. The Tax Agreement establishes the methodology for the calculation and payment of income taxes in connection with the consolidation of the Company with Liberty for income tax purposes. Generally, the Tax Agreement provides that the Company will pay Liberty an amount equal to the tax liability, if any, that it would have if it were to file as a consolidated group separate and apart from Liberty, with exceptions for the treatment and timing of certain items, including but not limited to deferred intercompany transactions, credits, and net operating and capital losses. To the extent that the separate company tax expense is different from the payment terms of the Tax Agreement, the difference is recorded as either a dividend or capital contribution.

Income Taxes
Income tax expense (benefit) consisted of the following:

	Years ended December 31,
(in millions)	2013	2012	2011
Current:
U.S. federal	$361	369	313
State and local	22	23	28
Foreign jurisdiction	78	136	117
Total	461	528	458
Deferred:
U.S. federal	(107)	(121)	(97)
State and local	(7)	(7)	(15)
Foreign jurisdiction	6	(6)	(4)
Total	(108)	(134)	(116)
Total income tax expense	$353	394	342

Pre-tax income was as follows:

	Years ended December 31,
(in millions)	2013	2012	2011
QVC-U.S.	$824	865	785
QVC-Japan	181	253	199
QVC-Germany	18	29	32
QVC-U.K.	1	(17)	(2)
QVC-Italy	(38)	(49)	(60)
Consolidated QVC	$986	1,081	954

Total income tax expense differs from the amounts computed by applying the U.S. federal income tax rate of 35% as a result of the following:

	Years ended December 31,
	2013	2012	2011
Provision at statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	0.7%	1.0%	0.9%
Foreign taxes	0.6%	1.3%	1.3%
Foreign earnings repatriation	(0.4)%	(1.1)%	(1.1)%
Permanent differences	—%	0.1%	—%
Other, net	(0.1)%	0.1%	(0.3)%
Total income tax expense	35.8%	36.4%	35.8%

The tax effects of temporary differences that gave rise to significant portions of the deferred income tax assets and deferred income tax liabilities are presented below:

	December 31,
(in millions)	2013	2012
Deferred tax assets:
Accounts receivable, principally due to the allowance for doubtful accounts and related reserves for the uncollectible accounts	$32	29
Inventories, principally due to obsolescence reserves and additional costs of inventories for tax purposes pursuant to the Tax Reform Act of 1986	36	39
Allowance for sales returns	39	33
Deferred compensation	36	27
Unrecognized federal and state tax benefits	29	31
Accrued liabilities	25	29
Other	36	42
Subtotal	233	230
Valuation allowance	(1)	(1)
Total deferred tax assets	232	229
Deferred tax liabilities:
Depreciation and amortization	(1,349)	(1,455)
Cumulative translation of foreign currencies	(47)	(33)
Total deferred tax liabilities	(1,396)	(1,488)
Net deferred tax liability	$(1,164)	(1,259)

In the above table, valuation allowances exist due, in part, to the uncertainty of whether or not the benefit of certain foreign tax credits will ultimately be utilized for income tax purposes.
The Company has recognized tax benefits from the exercise of employee stock options that reduced taxes payable and were credited to additional paid-in capital. The amount of the tax benefits is reported in the consolidated statements of equity.
The Company entered into a Tax Liability Allocation and Indemnification Agreement (the "Tax Agreement"), dated April 26, 2004, with Liberty. The Tax Agreement establishes the methodology for the calculation and payment of income taxes in connection with the consolidation of the Company with Liberty for income tax purposes. Generally, the Tax Agreement provides that the Company will pay Liberty an amount equal to the tax liability, if any, that it would have if it were to file as a consolidated group separate and apart from Liberty, with exceptions for the treatment and timing of certain items, including but not limited to deferred intercompany transactions, credits, and net operating and capital losses. To the extent that the separate company tax expense is different from the payment terms of the Tax Agreement, the difference is recorded as either a dividend or capital contribution. The differences recorded during the years ended December 31, 2013, 2012 and 2011 were $45 million, $47 million and $10 million in dividends, respectively, and related primarily to foreign tax credits recognized by QVC that are creditable under the Tax Agreement when and if utilized in Liberty's consolidated tax return. The amounts of the tax-related balance due to Liberty at December 31, 2013 and 2012 were $78 million and $70 million, respectively, and are included in accrued liabilities in the consolidated balance sheets.
The Company has provided for U.S. income taxes on the undistributed earnings of foreign subsidiaries. The Company expects the amount of foreign tax credits available on those undistributed earnings to offset the U.S. income tax liability and to result in an incremental benefit related to the increased utilization of foreign tax credits. The amount of the U.S. income tax benefit recorded in the years ended December 31, 2013, 2012 and 2011 on those undistributed earnings was $3 million, $12 million and $10 million, respectively.
A reconciliation of the 2013 beginning and ending amount of the liability for unrecognized tax benefits is as follows:

(in millions)
Balance at January 1, 2013	95
Decreases related to prior year tax positions	(11)
Increases related to current year tax positions	12
Settlements	(7)
Balance at December 31, 2013	89

Included in the balance of unrecognized tax benefits at December 31, 2013 are potential benefits of $58 million (net of a $31 million federal tax effect) that, if recognized, would affect the effective rate on income from continuing operations.
The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other income (expense) in the consolidated statements of operations. The Company did not have a material amount of interest accrued related to unrecognized tax benefits or tax penalties.
The Company has tax positions for which the amount of related unrecognized tax benefits could change during 2014. These include federal transfer pricing and nonfederal tax issues. The amount of unrecognized tax benefits related to these issues could have a net decrease of $24 million in 2014 as a result of potential settlements, lapsing of statute of limitations and revisions of settlement estimates.
The Company participates in a consolidated federal return filing with Liberty. As of December 31, 2013, the Company's tax years through 2009 are closed for federal income tax purposes, and the IRS has completed its examination of the Company's 2010, 2011, and 2012 tax years. The Company's 2013 tax year is being examined currently as part of the Liberty consolidated return under the IRS's Compliance Assurance Process ("CAP") program. The Company, or one of its subsidiaries, files income tax returns in various states and foreign jurisdictions. As of December 31, 2013, the Company, or one of its subsidiaries, was under examination in California, Minnesota, New Jersey, New York, the City of New York and Pennsylvania, as well as in Germany and the U.K.